EXHIBIT E

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the use of our report, dated January 31, 2001, on the annual financial statements and financial highlights of The Declaration Fund - The Water Fund which is incorporated by reference into Form N-14, Post Effective Amendment No. 37 to the Registration Statement under the Securities Act of 1933.


Abington, Pennsylvania                             /s/ Sanville & Company
May 29, 2001                                       Certified Public Accountants